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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: November 7, 2002
                        (Date of earliest event reported)


                            FEDERAL-MOGUL CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)


                                    Michigan
                                    --------
                 (State or other jurisdiction of incorporation)



         1-1511                                           38-0533580
         ------                                           ----------
(Commission File Number)                    (IRS Employer Identification Number)


26555 Northwestern Highway, Southfield, Michigan                   48034
------------------------------------------------                   -----
(Address of principal executive offices)                         (Zip Code)


                                 (248) 354-7700
                                 --------------
              (Registrant's telephone number, including area code)




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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.     Other Events

On November 7, 2002, Federal-Mogul Corporation issued a press release announcing its third quarter earnings for the period ended September 30, 2002.

The press release dated November 7, 2002, related to the foregoing, is attached hereto as an exhibit and incorporated herein by reference.

                                  EXHIBIT INDEX
                                  -------------

99.     Press release dated November 7, 2002.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2002




                            FEDERAL-MOGUL CORPORATION


                            By: /s/ David M. Sherbin
                                --------------------------------------------
                                Name:  David M. Sherbin
                                Title: Vice President, Deputy
                                       General Counsel and
                                       Secretary

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